AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
April 2012

For the month of April 2012 the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.18% and a net return of 1.15%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.11% for the month.

April gross relative performance: +0.07

Performance for periods ended April 30, 2012
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.51%	7.59%	6.76%	6.77%	6.11%
HIT Total Net Rate of Return	1.36%	7.13%	6.29%	6.32%	5.68%
Barclays Capital Aggregate Bond Index	1.41%	7.54%	7.06%	6.37%	5.71%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Weak performance by corporate bonds, the worst performing major sector in the index with excess returns to Treasuries of -48 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 20.2% of the Barclays Aggregate as of April 30, 2012.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -12, -36, -49, and -55 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to 75% for the Barclays Aggregate.

●
The portfolio’s underweight to single family MBS (RMBS), as this was the second worst performing sector in the Barclays Aggregate with excess returns of -24 bps.  As of April 30, 2012, the portfolio had a 24.0% allocation to RMBS compared to the index’s 31.2% allocation.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                         April 2012 Performance Commentary

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector was the best performing major sector in the Barclays Aggregate, with absolute returns of 1.45%.  At the end of April, the index had a Treasury allocation of 35.6%, while the HIT held 9.7%.

●
Slightly weaker overall performance of the agency multifamily MBS in the HIT’s portfolio as spreads to Treasuries for Ginnie Mae certificates were relatively flat and spreads for Fannie Mae multifamily DUS securities were wider for the month.  Ginnie Mae construction loan certificate spreads widened by 2 bps and Ginnie Mae permanent loan certificate spreads were unchanged.  Fannie Mae DUS securities widened marginally across structures, with benchmark 10/9.5s approximately 7 bps wider.

●	The portfolio’s short duration position relative to the Barclays Aggregate as Treasury yields fell across the curve for the quarter. Two-year rates dropped by 7 bps and 10-year rates fell by 29 bps.

April 2012 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.45%	0	5.65
Agencies	+0.75%	-9	3.68
Single family agency MBS (RMBS)	+0.65%	-24	3.40
Corporates	+1.40%	-48	6.93
Commercial MBS (CMBS)	+0.49%	-21	3.23
Asset-backed securities (ABS)	+0.70%	+8	3.32
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	3/30/12	4/30/12	Change
3 Month	0.066%	0.092%	0.0254%
6 Month	0.132%	0.142%	0.0102%
1 Year	0.167%	0.173%	0.0051%
2 Year	0.329%	0.256%	-0.0728%
3 Year	0.500%	0.372%	-0.1282%
5 Year	1.039%	0.808%	-0.2308%
7 Year	1.607%	1.318%	-0.2887%
10 Year	2.209%	1.914%	-0.2950%
30 Year	3.336%	3.111%	-0.2247%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.